UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

REPLIGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of principal executive offices, including zip code)

(781) 250-0111

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information contained in Item 7.01, including Exhibit 99.1, and paragraphs 6 and 7 of Item 4.02(a), in each case of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference. The information incorporated by reference into this Item 2.02 is intended to be furnished under Item 2.02 and shall not be deemed “filed” under Item 2.02 for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On September 12, 2024, the Audit Committee of the Board of Directors of Repligen Corporation (the “Company”), based on the recommendation of the Company’s management and after discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), concluded that the timing of recognition of product revenue arising from a specific COVID-related cancellation payment, received in connection with a contract modification, was not recognized appropriately due to the misapplication of complex accounting principles under U.S. GAAP. As a result, the Company’s consolidated financial statements and related disclosures for the fiscal quarters ended March 31, 2023 through June 30, 2024 and for the year ended December 31, 2023 (collectively, the “Prior Period Financial Statements”) require restatement (the “Restatement”), as described below.

The Restatement changes the timing of recognition of revenue but does not change the total revenue recognized for this payment. The Company does not anticipate the Restatement will have any impact on the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook. This misapplication did not result from any override of controls, misconduct, or fraud of any kind.

During the first quarter of 2023, a key customer cancelled two COVID-related, non-cancellable product purchase orders (“Cancelled PO’s”) in exchange for a $17.3 million one-time cash payment (the “Payment”), which was received in April 2023. At the time of cancellation, no product units had been delivered under the Cancelled PO’s and the Company had two other purchase orders from the same customer for the same product (“Open PO’s”).

Accounting for the Payment involves significant judgments in applying ASC 606, Revenue from Contracts with Customers (“ASC 606”), and the renegotiation of contract terms was complicated by the unprecedented COVID impacts on the businesses and operations of the Company and its customers. The Company originally accounted for the Cancelled PO’s as a single contract and recognized the $17.3 million payment as product revenue in the first quarter of 2023. The Company believed it applied the appropriate accounting treatment for this transaction under U.S. GAAP which was included in the Company’s 2023 audited consolidated financial statements.

The accounting treatment of the Payment was first called into question in connection with the Public Company Accounting Oversight Board’s (“PCAOB”) inspection of EY’s integrated audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2023. Upon being notified of this matter in August 2024, the Company initiated an internal review of the Company’s previously reported consolidated financial statements with the support of outside accounting experts and legal counsel and began a robust assessment of the Company’s internal controls and financial reporting related to the recognition of revenue. The Company reassessed the complex accounting treatment of the Payment and concluded that the Cancelled PO’s and Open PO’s represent a combined contract such that the February 2023 transaction should have been analyzed and accounted for as a contract modification, which required this Payment to be deferred and recognized as product units were delivered under the Open PO’s. All Open PO product units were fully delivered to the customer by June 30, 2024, thus there is no anticipated impact of this change beyond the second quarter of 2024.

The anticipated financial impact of this change on previously reported product revenues for each respective quarterly period are as follows: an overstatement of Q1 2023 product revenues of $17.3 million, an understatement of Q4 2023 product revenues of $10.7 million (aggregate overstatement of $6.6 million for the year ended December 31, 2023) , an understatement of Q1 2024 product revenues of $1.8 million and an understatement of Q2 2024 product revenues of $4.8 million (aggregate understatement of $6.6 million for the six months ended June 30, 2024). The Company’s deferred revenue balances are also affected in each respective quarterly period. The Company has not yet finalized the quantification of the income tax expense/benefit impact of this change in each respective quarterly or annual period.

As noted above, the Restatement does not impact the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook. The Company is reaffirming our previously provided full year 2024 revenue guidance, with the understated $6.6 million in the first half of 2024 being added incrementally, thus updating the full year range to $627 million to $642 million.

The Company and the Audit Committee have determined that the Prior Period Financial Statements, and related investor communications, should no longer be relied upon and will require a restatement due to the quantitative impact on previously reported product revenues. As such, the Company will restate its consolidated financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K (the “2023 Annual Report”), (ii) each of the quarterly and year-to-date periods ended March 31, 2023, June 30, 2023 and September 30, 2023 and (iii) the quarterly and year-to-date periods ended March 31 and June 30, 2024.

In connection with the Restatement, the Company determined that it did not maintain effective controls over the appropriateness of revenue recognition related to the accounting treatment of non-standard terms and conditions within customer contracts, including modifications, under ASC 606, and has identified a material weakness in internal control over financial reporting.

The Restatement is not anticipated to have a material impact on the Company’s future business or operations. However, the Company’s internal review is ongoing, and the Company may identify further required changes to previously reported amounts or control findings. There can be no assurance that the actual effects of the Restatement will be only as described above.

The Audit Committee and Company management have discussed with EY the matters disclosed in this Item 4.02(a).

Item 7.01	Regulation FD Disclosure.

On September 18, 2024, the Company issued a supplemental slide presentation (the “Supplemental Slides”) to provide additional information regarding the Restatement and the impact of the change discussed above.

A copy of the Supplemental Slides is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The Supplement Slides will be accessible through the Investors section of the Company’s website at https://www.repligen.com/.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding the expected impact of the Restatement and change in accounting treatment, including on the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook; statements regarding the Company’s internal controls over financial reporting and ongoing internal reviews and assessments; and statements regarding the Company’s 2024 guidance are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, that the Company has underestimated the scope and impact of the Restatement, risks and uncertainties around the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those risks and uncertainties identified in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including its 2023 Annual Report, its Current Reports on Form 8-K, its Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2024 and June 30, 2024, and in any subsequent filings with the

Commission, which are available at the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. As noted above, investors are cautioned that the Prior Period Financial Statements, and related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the Prior Period Financial Statements.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in the Supplemental Slides furnished under Item 7.01: adjusted income from operations. The Company’s non-GAAP financial results and/or non-GAAP guidance exclude the impact of: inventory step-up charges; acquisition and integration costs; restructuring charges including the costs of severance; inventory adjustments and accelerated depreciation among other charges; contingent consideration related to the Company’s acquisitions; intangible amortization costs; loss on extinguishment of debt; non-cash interest expense related to the accretion of the debt discount; amortization of debt issuance costs related to Company’s convertible debt; foreign currency impact of certain intercompany loans; and, the related impact on tax of non-GAAP charges. These costs are excluded because management believes that such expenses do not have a direct correlation to future business operations, nor do the resulting charges recorded accurately reflect the performance of our ongoing operations for the period in which such charges are recorded. All reconciliations of the above GAAP figures (reported or guidance) to adjusted (non-GAAP) figures are detailed in the tables included later in the Supplemental Slides. When analyzing the Company’s operating performance and guidance investors should not consider non-GAAP measures as a substitute for the comparable financial measures prepared in accordance with GAAP.

The Company may provide additional communications related to the Restatement and the impact of the change discussed above on its website at www.repligen.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Supplemental Slides issued by Repligen Corporation, dated September 18, 2024 (furnished herewith).

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: September 18, 2024	By:	/s/ Olivier Loeillot
Olivier Loeillot
President and Chief Executive Officer